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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                               ----------------

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 27, 2000

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number: 1-10853

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             North Carolina                            56-0939887
        (State of Incorporation)          (I.R.S. Employer Identification No.)

         200 West Second Street
     Winston-Salem, North Carolina                       27101
    (Address of Principal Executive                    (Zip Code)
                Offices)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

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                          This Form 8-K has 65 pages.

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Item 5. Other Events

  On June 13, 2000, BB&T Corporation ("BB&T") completed its merger with Hardwick Holding Company ("Hardwick"), of Dalton, Georgia. To consummate the merger, Hardwick's shareholders received .932 shares of BB&T common stock in exchange for each share of Hardwick common stock held, resulting in the issuance of 3.9 million shares of BB&T common stock.

  On June 15, 2000, BB&T completed its merger with First Banking Company of Southeast Georgia ("First Banking Company"), headquartered in Statesboro, Georgia. To complete the merger, First Banking Company's shareholders received
 .74 shares of BB&T common stock in exchange for each share of First Banking Company common stock held, resulting in the issuance of 4.1 million shares of BB&T common stock.

  On July 6, 2000, BB&T completed its merger with One Valley Bancorp, Inc. ("One Valley"), based in Charleston, West Virginia. To consummate the merger, One Valley's shareholders received 1.28 shares of BB&T common stock in exchange for each share of One Valley common stock held, resulting in the issuance of 43.1 million shares of BB&T common stock.

  These transactions were accounted for as poolings of interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), and supplemental financial information contained in BB&T's Current Report on Form 8-K filed on April 28, 2000, for the years ended December 31, 1999, 1998 and 1997, restated for the accounts of Hardwick, First Banking Company and One Valley, are included in this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

     Exhibit             Description

     11      Computation of Earnings Per Share.    Filed herewith as Note R. of
                                                   the "Notes to Consolidated
                                                   Financial Statements."

     23      Consent of Independent Public         Filed herewith on page 4.
             Accountants.

     27      Financial Data Schedule.              Filed herewith as an exhibit
                                                   to the electronically filed
                                                   document as required.

     99.1    Report of Independent Public          Filed herewith on page 5.
             Accountants.

     99.2    BB&T's restated audited financial     Filed herewith beginning on
             statements and notes thereto,         page 7.
             including the accounts of Hardwick,
             First Banking Company and One
             Valley.

     99.3    BB&T's restated Securities Act        Filed herewith beginning on
             Guide 3 statistical disclosures,      page 47.
             including the accounts of Hardwick,
             First Banking Company and One
             Valley.


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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BB&T CORPORATION (Registrant)

                                                 /s/ Sherry A. Kellett
                                          By: _________________________________
                                                     Sherry A. Kellett
                                              Senior Executive Vice President
                                                       and Controller
                                               (Principal Accounting Officer)

Date: October 27, 2000.

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